Exhibit 99.2
NAVIGANT CONSULTING, INC. AND SUBSIDIARIES
(UNAUDITED)
DISCLAIMER:
The Company strongly encourages investors to read its annual and quarterly filings with the Securities and Exchange Commission (the “SEC Filings”), including the financial statements and description of risk factors therein. Although certain information included in this chart is intended to be identical to information in the SEC Filings, in the event of a conflict between information included in the SEC Filings and in this chart, the SEC Filings should be relied upon. Other information included in this chart represents financial metrics compiled by the Company for internal use in analyzing certain aspects of its business (the “Internal Metrics”). The Internal Metrics represent management’s good faith estimates as of the date of this chart, and the Company makes no representations as to either their accuracy or completeness. The Company disclaims any obligation to update this chart to reflect future events or circumstances or to correct inaccuracies in historical information.
TOTAL COMPANY

	2009	2008				Full Year
All numbers in $000s except Per Share, People data and
percentages	Q1	Q4	Q3	Q2	Q1	2008

Revenues Before Reimbursements	$167,212	$174,475	$178,908	$189,385	$184,294	$727,062
Reimbursements	15,150	19,526	19,184	22,023	22,845	83,578
Total Revenues	182,362	194,001	198,092	211,408	207,139	810,640
Y/Y Growth rate	-12%	-5%	4%	11%	13%	6%
Q/Q Growth rate	-6%	-2%	-6%	2%	2%	N/A

Geographic Revenues as % of Total
U.S. Operations	86%	85%	82%	82%	85%	83%
Non U.S. Operations	14%	15%	18%	18%	15%	17%

Cost of Services Before Reimbursements	110,267	107,027	110,083	113,852	113,073	444,035
% of Revenues Before Reimbursements	66%	61%	62%	60%	61%	61%

General & Administrative Expenses	34,893	34,877	41,417	41,071	38,013	155,378
% of Revenues Before Reimbursements	21%	20%	23%	22%	21%	21%

EBITDA (1)	21,752	32,503	27,408	32,507	32,558	124,976
% of Revenues Before Reimbursements	13%	19%	15%	17%	18%	17%
Adjusted EBITDA (1)	22,052	32,571	27,408	34,462	33,208	127,649
% of Revenues Before Reimbursements	13%	19%	15%	18%	18%	18%

Operating Income	12,884	23,977	18,570	22,909	23,298	88,754
% of Revenues Before Reimbursements	8%	14%	10%	12%	13%	12%
Net Income	5,433	11,329	7,836	9,986	10,906	40,057
% of Revenues Before Reimbursements	3%	6%	4%	5%	6%	6%
Y/Y Growth rate	-50%	90%	66%	-12%	-4%	20%
Q/Q Growth rate	-52%	45%	-22%	-8%	82%	N/A

Net Income Per Diluted Share (EPS)	0.11	0.23	0.16	0.21	0.23	0.83
Adjusted Net Income Per Diluted Share (2)	0.12	0.24	0.17	0.24	0.25	0.89
Shares used in computing income per diluted share	49,449	49,145	48,895	48,257	46,838	48,285

Balance Sheet
Cash and cash equivalents	6,743	23,134	10,530	10,320	7,632	23,134
Trade accounts receivable, net	188,824	170,464	197,877	219,868	206,567	170,464
Days sales outstanding (3)	87	73	84	85	83	73
Debt	260,522	232,479	272,979	309,037	267,767	232,479

Share-based compensation expense related to consulting personnel	1,926	1,698	2,476	2,398	2,515	9,087

Employee Data (Period End) (4)
Billable	1,920	1,931	1,952	1,928	1,896	1,931
Non-billable	573	577	574	571	547	577
Total	2,493	2,508	2,526	2,499	2,443	2,508

(1)	See accompanying reconciliation of EBITDA and Adjusted EBITDA.

(2)	Adjusted EPS excludes certain operating costs in calculating net income as provided in the accompanying schedule.

(3)	Q2 2008 DSO is calculated on a proforma basis as if the Chicago Partners acquisition had occurred April 1, 2008 in lieu of the actual date of May 1, 2008.

(4)	Employee Data represents FTE employees (adjusted for part-time status). Non-billable employee data prior to Q4 2008 has been restated on an FTE basis.
Confidential & Proprietary

SEGMENT INFORMATION (5)
	2009	2008				Full Year
	Q1	Q4	Q3	Q2	Q1	2008
Business Segment Revenues
North American Dispute and Investigative Services	72,630	78,790	79,836	88,602	91,002	338,230
% of Total Revenues	40%	41%	40%	42%	44%	42%
North American Business Consulting Services	79,639	84,703	82,902	92,045	96,341	355,991
% of Total Revenues	44%	44%	42%	44%	47%	44%
International Consulting Operations	16,046	15,804	20,828	23,098	19,796	79,526
% of Total Revenues	9%	8%	11%	11%	10%	10%
Economic Consulting Services	14,047	14,704	14,526	7,663	n/a	36,893
% of Total Revenues	8%	8%	7%	4%	n/a	5%

Business Segment Revenue Before Reimbursements
North American Dispute and Investigative Services	67,247	71,359	72,363	79,305	83,823	306,850
% of Revenues Before Reimbursements	40%	41%	40%	42%	45%	42%
North American Business Consulting Services	72,772	75,131	74,048	82,030	83,468	314,677
% of Revenues Before Reimbursements	44%	43%	41%	43%	45%	43%
International Consulting Operations	14,306	13,778	18,311	20,701	17,003	69,793
% of Revenues Before Reimbursements	9%	8%	10%	11%	9%	10%
Economic Consulting Services	12,887	14,207	14,186	7,349	n/a	35,742
% of Revenues Before Reimbursements	8%	8%	8%	4%	n/a	5%

Segment Operating Profit (5)
North American Dispute and Investigative Services	25,450	30,106	32,558	33,753	35,023	131,440
% of Revenues Before Reimbursements	38%	42%	45%	43%	42%	43%
North American Business Consulting Services	26,391	31,695	28,047	33,993	33,330	127,065
% of Revenues Before Reimbursements	36%	42%	38%	41%	40%	40%
International Consulting Operations	4,021	3,562	6,127	8,179	5,383	23,251
% of Revenues Before Reimbursements	28%	26%	33%	40%	32%	33%
Economic Consulting Services	4,644	5,219	5,954	2,948	n/a	14,121
% of Revenues Before Reimbursements	36%	37%	42%	40%	n/a	40%

Other Operating Data

Average Billable Full Time Equivalent Headcount
North American Dispute and Investigative Services	765	779	761	762	796	775
North American Business Consulting Services	868	871	886	914	940	904
International Consulting Operations	207	192	189	185	177	185
Economic Consulting Services	101	98	91	55	n/a	62
Total Company	1,941	1,940	1,927	1,916	1,913	1,926
Average Bill Rate (excluding success fees)
North American Dispute and Investigative Services	283	275	291	299	292	290
North American Business Consulting Services	221	230	227	227	213	224
International Consulting Operations	223	250	292	294	293	280
Economic Consulting Services	343	335	337	319	n/a	332
Total Company	252	257	265	266	254	260
Average Utilization (based upon 1,850 hrs)
North American Dispute and Investigative Services	72%	75%	73%	77%	84%	77%
North American Business Consulting Services	77%	78%	78%	80%	84%	80%
International Consulting Operations	69%	67%	72%	76%	73%	72%
Economic Consulting Services	85%	98%	99%	88%	n/a	96%
Total Company	75%	77%	76%	79%	83%	79%

RECONCILIATION OF EBITDA AND ADJUSTED EBITDA TO OPERATING INCOME
	2009	2008				Full Year
All numbers in $000s	Q1	Q4	Q3	Q2	Q1	2008

Operating Income	12,884	23,977	18,570	22,909	23,298	88,754
Depreciation	4,640	4,426	4,330	4,381	4,165	17,302
Accelerated depreciation — office closures included in other operating costs	608	493	553	620	868	2,534
Amortization	3,620	3,607	3,955	4,597	4,227	16,386

EBITDA (6)	21,752	32,503	27,408	32,507	32,558	124,976

Operating Costs
Office consolidation (excluding depreciation above)	300	68	—	1,955	650	2,673

Adjusted EBITDA (6)	22,052	32,571	27,408	34,462	33,208	127,649

General and administrative expenses	34,893	34,877	41,417	41,071	38,013	155,378
Long term compensation expense related to consulting personnel (including share based compensation)	3,561	3,134	3,861	3,340	2,515	12,850

Total Segment Operating Profit (5)	60,506	70,582	72,686	78,873	73,736	295,877

(5)	Segment Operating Profit is a measure of profit used by management and excludes certain expense amounts not allocated to the specific reporting segments.

(6)	EBITDA (earnings before interest, taxes, depreciation and amortization) is not a measure of financial performance under generally accepted accounting principles (GAAP). The Company believes EBITDA is useful supplemental information for investors to evaluate financial performance. This data is also used by the Company for assessment of its operating and financial results, in addition to operating income, net income and other GAAP measures. Management believes EBITDA is a useful indicator of the Company’s financial and operating performance and its ability to generate cash flows from operations that are available for taxes and capital expenditures. Investors should recognize that EBITDA might not be comparable to similarly-titled measures of other companies. This measure should be considered in addition to, and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP.